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                                                                    Exhibit 10.1

                             THE ENSTAR GROUP, INC.
                      DEFERRED COMPENSATION AND STOCK PLAN
                           FOR NON-EMPLOYEE DIRECTORS
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005)

                                    ARTICLE 1
                                     PURPOSE

     The purposes of The Enstar Group, Inc. Deferred Compensation and Stock Plan For Non-Employee Directors as amended and restated (the "Plan") are to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, to solidify the common interests of its Non-Employee Directors and shareholders by enhancing the equity interest of Non-Employee Directors in the Company, and to encourage the highest level of Non-Employee Director performance by providing such Non-Employee Directors with a proprietary interest in the Company's performance and progress by permitting Non-Employee Directors to receive all or a portion of their Retainer and Meeting Fees in Common Stock and to defer all or a portion of their Retainer and Meeting Fees in Stock Units.

                                    ARTICLE 2
                                 EFFECTIVE DATE

     This Plan is effective for amounts deferred in years beginning after December 31, 2004 and for amounts deferred in years beginning before January 1, 2005.

                                    ARTICLE 3
                                   DEFINITIONS

     Whenever used in the Plan, the following terms shall have the respective meanings set forth below:

3.1 "Account" means, with respect to each Participant, the Participant's separate individual bookkeeping account established and maintained by the Company for the exclusive purpose of accounting for the Participant's Stock Units deferred hereunder after December 31, 2004.

3.2 "Beneficiary" means, with respect to each Participant, the recipient or recipients designated by the Participant who are, upon the Participant's death, entitled in accordance with the Plan's terms to receive the benefits to be paid with respect to the Participant.

3.3  "Board" means the Board of Directors of the Company.

3.4  "Code" means the Internal Revenue Code of 1986, as amended.

3.5  "Committee" means any committee of the Board.

3.6 "Common Stock" means the common stock, par value $.01 per share, of the Company.

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3.7  "Company" means The Enstar Group, Inc., a Georgia corporation, and any successor thereto.

3.8  "Director" means an individual who is a member of the Board.

3.9  "Market Value" means

     (a) before the adoption of this amended and restated Plan, the average of the high and low bid prices of the Common Stock in the Over-the-Counter market on the date in question or, if bids for the Common Stock shall not have been made on such date, then the first day prior thereto on which bids were made in the Over-the-Counter market for the Common Stock; provided, however that if the Common Stock is no longer traded in the Over-the-Counter market, then Market Value shall mean the fair market value of the Common Stock as determined in good faith by the Board; and

     (b) as of the date this amended and restated Plan is adopted by the Board, the closing price of the Common Stock on the date in question as reported on a national exchange on which the Common Stock is traded or, if the Common Stock is no longer traded on a national exchange, then Market Value shall mean the fair market value of the Common Stock as determined in good faith by the Board.

3.10 "Non-Employee Director" means any person who serves on the Board and who is not an officer or employee of the Company or any of its subsidiaries.

3.11 "Participant" means any Non-Employee Director who has made an election to receive all or a portion of such Non-Employee Director's Retainer and Meeting Fees in shares of Common Stock and/or to defer payment of all or a portion of such Retainer and Meeting Fees in Stock Units.

3.12 "Retainer and Meeting Fees" means the retainer and meeting fees payable to Non-Employee Directors for service on the Board and attendance at Board and Committee meetings, as such retainer and meetings fees shall be established from time-to-time by the Board, but excluding any reimbursement received by Non-Employee Directors for expenses incurred in performance of service as a Director.

3.13 "Separation From Service" means the Director's separation from service as defined in the Treasury Department guidance promulgated under Section 409(A) of the Code.

3.14 "Stock Unit" means a measure of value, expressed as a share of Common Stock, credited to a Participant under this Plan who has elected hereunder to receive all or a portion of such Participant's Retainer and Meeting Fees in Common Stock and has elected hereunder to defer receipt of such Common Stock in accordance with the provisions hereof. No certificates shall be issued with respect to such Stock Units, but the Company shall maintain an Account in the name of the Participant to which the Stock Units shall relate.

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                                    ARTICLE 4
                ELECTION TO RECEIVE COMMON STOCK FOR RETAINER AND
                            MEETING FEES AND TO DEFER
                    RETAINER AND MEETING FEES IN STOCK UNITS

4.1  ELECTION

     On or before December 31 of any year, for calendar years subsequent to 2004, a Non-Employee Director may elect: (a) to receive all or a specified portion of the Director's Retainer and Meeting Fees for the following fiscal year in shares of Common Stock; (b) to defer payment with respect to such Retainer and Meeting Fees in Stock Units; (c) the date as of which he will begin receiving payment of Stock Units, which may be as of the first business day of any calendar quarter after the Director's Separation from Service and (d) the form of benefits in which his entire Account will be paid, whether in (i) a lump sum or (ii) quarterly or annual installments over a period not to exceed 10 years from the commencement date. Notwithstanding the foregoing, the initial elections under (c) and (d) above as to the time and form of payment of Stock Units shall be made on or before December 31, 2005 or such later date as is permitted under guidance issued under Section 409A of the Code. If a Director fails to make a timely election under Section 4.1(c) or (d), the Director's Stock Units shall be distributed in a lump sum on the first business day of the calendar quarter next following the Director's Separation from Service.

     All such elections shall be made upon the form of election prescribed by the Company for such purpose and shall be effective upon receipt by the Company of such election form duly executed by the Participant.

     A Non-Employee Director elected to fill a vacancy on the Company's Board and who was not a Director on the preceding December 31, or whose term of office did not begin until after that date, may make the elections described in this
Section 4.1 within 30 days after the date the Director joins the Board and any election under Section 4.1(b), (c) or (d) shall first be effective for compensation for services performed as a Director during and after the fiscal quarter immediately following the fiscal quarter in which such Director joined the Board and filed such election.

4.2  REVOCATION OR MODIFICATION OF ELECTION

     An effective election pursuant to Section 4.1 may not be revoked or modified with respect to the Retainer and Meeting Fees payable for a calendar year or portion of a calendar year for which such election is effective. An effective election as to Section 4.1(a) or (b) (cash or stock and deferral) may be revoked or modified for any subsequent calendar year by the filing of an election on or before December 31 preceding the calendar year for which such revocation or modification is to be effective. No such revocation or modification shall affect the deferral of receipt of Retainer and Meeting Fees previously deferred hereunder. An effective election as to Section 4.1(c) or (d) (time or form of payment) may be revoked or modified in accordance with the following: (a) any such revocation or modification shall apply to a Director's entire Account; and (b) except as permitted in guidance issued under Section 409A of the Code, (i) no such revocation or modification shall accelerate the time that the Director's Account is

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distributed; (ii) the revocation or modification shall not become effective for
12 months from the date the election form specifying the revocation or modification is delivered to the Company; (iii) the revocation or modification must be filed at least 12 months before the commencement date previously selected by the Director; and (iv) payment of the Account must be deferred at least five years from the commencement date previously selected by the Director.

4.3  COMMON STOCK ELECTION

     When a Participant elects pursuant to Section 4.1 to receive all or a portion of the Participant's Retainer and Meeting Fees in shares of Common Stock, the number of whole shares to be distributed to the Participant, with any fractional shares to be paid in cash, as of the date the Retainer and Meeting Fee would otherwise have been payable to the Participant, shall be equal to the dollar amount of the Retainer and Meeting Fee which otherwise would have been payable to the Participant divided by the Market Value on such date.

4.4  DEFERRED RETAINER ELECTION; STOCK UNITS

     When a Participant elects pursuant to Section 4.1 to defer all or a portion of the Participant's Retainer and Meeting Fees in Stock Units, the number of whole and fractional Stock Units, computed to three decimal places, to be credited to the Participant's Account, on the date the deferred Retainer and Meeting Fee would otherwise have been payable to the Participant, shall be equal to the dollar amount of the deferred Retainer and Meeting Fee which otherwise would have been payable to the Participant divided by the Market Value on such date.

                                    ARTICLE 5
                            DIVIDENDS AND ADJUSTMENTS

5.1  DIVIDENDS

     To the extent the Company shall declare and pay any cash dividends on the Common Stock, the Account of a Participant, with Stock Units held pursuant to
Article 4, shall be credited with an additional number of whole and fractional Stock Units, computed to three decimal places, equal to the product of the dividend per share then payable, multiplied by the number of Stock Units then credited to such Account, divided by the Market Value on the dividend payment date.

5.2  ADJUSTMENTS

     The number of Stock Units credited to a Participant's Account pursuant to
Article 4 and the number of shares of Common Stock available for issuance hereunder pursuant to Article 6 shall be appropriately adjusted for any change in the Common Stock by reason of any merger, reclassification, consolidation, recapitalization, stock dividend, stock split or any similar change affecting the Common Stock.

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                                   ARTICLE 6
                            ISSUANCE OF COMMON STOCK

6.1  NUMBER OF SHARES

     The maximum number of shares of Common Stock available for issuance hereunder shall be 75,000 shares, subject to adjustment as set forth in Article 5.

6.2  SECURITIES COMPLIANCE; RESTRICTED SECURITIES

     Any shares of Common Stock issued hereunder shall constitute "restricted securities" under applicable securities laws and shall not be transferable by the recipient thereof except pursuant to a registration statement filed under the Securities Act of 1933, as amended, or in accordance with an exemption from such registration requirements. Certificates evidencing shares of Common Stock issued hereunder shall bear a legend reflecting such transfer restrictions and such other matters as the Board shall deem necessary and appropriate to ensure compliance with applicable securities laws.

                                    ARTICLE 7
                             PAYMENT OF STOCK UNITS

7.1  MANNER OF PAYMENT UPON TERMINATION

     All Stock Units held in a Participant's Account shall be paid to the Participant at the time and in the form selected in accordance with Sections 4.1 and 4.2. Payment with respect to Stock Units shall be effected through the issuance by the Company to the Participant of an equivalent number of whole shares of Common Stock, with any fractional share paid in cash.

7.2  MANNER OF PAYMENT UPON DEATH

If a Participant dies while Stock Units are held in the Participant's Account, such Stock Units will be paid to the Beneficiary or the Participant's estate, as the case may be, on the first business day of the calendar quarter that is at least 90 days from the date of the Participant's death. Payment with respect to such Stock Units shall be effected through the issuance by the Company to the Beneficiary or the Participant's estate, as the case may be, of an equivalent number of whole shares of Common Stock, with any fractional share paid in cash.

                                    ARTICLE 8
                             BENEFICIARY DESIGNATION

     Each Participant shall be entitled to designate a Beneficiary or Beneficiaries (which may be an entity other than a natural person) who, following the Participant's death, will be entitled to receive any payments to be made under Section 7.2. At any time, and from time to time, any designation may be changed or canceled by the Participant without the consent of any Beneficiary. Any designation, change, or cancellation must be by written notice filed with the Company and shall not be effective until received by the Company. Payment shall be made in accordance with the last unrevoked written designation of Beneficiary that has been signed by the Participant and delivered by the Participant to the Company prior to the Participant's death.

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If the Participant designates more than one Beneficiary, any payments under
Section 7.2 to the Beneficiaries shall be made in equal shares unless the Participant has designated otherwise, in which case the payments shall be made in the proportions designated by the Participant. If no Beneficiary has been named by the Participant or if all Beneficiaries predecease the Participant, payment shall be made to the Participant's estate.

                                    ARTICLE 9
                          TRANSFERABILITY RESTRICTIONS

     The Plan shall not in any manner be liable for, or subject to, the debts and liabilities of any Participant or Beneficiary. No payee may assign any payment due such party under the Plan. No benefits at any time payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment, levy, execution, or other legal or equitable process, or encumbrance of any kind.

                                   ARTICLE 10
                                 FUNDING POLICY

     The Company's obligations under the Plan shall be totally unfunded so that the Company is under merely a contractual duty to make payments when due under the Plan. The promise to pay shall not be represented by notes and shall not be secured in any way.

                                   ARTICLE 11
                                CHANGE IN CONTROL

     Notwithstanding any provision of this Plan to the contrary, the Company, by resolution duly adopted by the Board, shall have the full discretion and power to terminate the Plan within 30 days preceding or 12 months after a "Change in Control" (as defined below) of the Company and, in the event of such termination, the Company shall distribute each Participant's Account within 12 months of the date of such termination. In addition, the Company shall reimburse a Participant for the legal fees and expenses incurred if the Participant is required to seek to obtain or enforce any right to distribution. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article 11 may not be amended by an amendment effected within three years following a Change in Control except as required to terminate the Plan and make the distributions described in this Article 11.

     A "Change in Control" of the Company means a change in control as defined in the Treasury Department guidance promulgated under Section 409A of the Code.

                                   ARTICLE 12
                                 ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have authority to interpret the Plan, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all Participants. The Board may employ agents, attorneys, accountants, or other persons and allocate or delegate to them powers, rights, and duties, all as the Board may consider necessary or advisable to properly carry out the administration of the Plan.

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                                   ARTICLE 13
                            AMENDMENT AND TERMINATION

     Subject to the limitations on amendments set forth in Article 11, the Company, by resolution duly adopted by the Board, shall have the right, authority and power to alter, amend, modify, revoke, or terminate the Plan; provided however that no such alteration, amendment, modification, revocation or termination of the Plan shall adversely affect the rights of any Participant with respect to any Stock Units held in such Participant's Account, unless the Participant shall consent thereto in writing; and further provided, no such consent shall be required for the Company to terminate the Plan within 30 days preceding or 12 months after a Change in Control (as defined in Article 11).

                                   ARTICLE 14
                                  MISCELLANEOUS

14.1 NO RIGHT TO CONTINUE AS A DIRECTOR

     Nothing in this Plan shall be construed as conferring upon a Participant any right to continue as a member of the Board.

14.2 NO INTEREST AS A SHAREHOLDER

     Stock Units do not give a Participant any rights whatsoever with respect to shares of Common Stock until such time and to such extent that payment of Stock Units is made in shares of Common Stock upon the Participant's Separation From Service.

14.3 NO RIGHT TO CORPORATE ASSETS

     Nothing in this Plan shall be construed as giving the Participant, the Participant's designated Beneficiaries or any other person any equity or interest of any kind in the assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any person. As to any claim for payments due under the provisions of the Plan, a Participant, Beneficiary and any other persons having a claim for payments shall be unsecured creditors of the Company.

14.4 NO LIMIT ON FURTHER CORPORATE ACTION

     Nothing contained in the Plan shall be construed so as to prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest.

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14.5 GOVERNING LAW

     The Plan shall be construed and administered according to the laws of the State of Georgia to the extent that those laws are not preempted by the laws of the United States of America.

14.6 HEADINGS

     The headings of articles, sections, subsections, paragraphs or other parts of the Plan are for convenience of reference only and do not define, limit, construe, or otherwise affect its contents.

                                        THE ENSTAR GROUP, INC.


                                        By: /s/ Nimrod T. Frazer
                                            ------------------------------------
                                        Title: Chairman & CEO


ATTEST:


By: /s/ Ted W. Gates
    ---------------------------------
Title: Assistant Controller